                                                                   Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:              Cannae Holdings, Inc.

Address of Joint Filer:           1701 Village Center Circle
                                  Las Vegas, NV 89134

Relationship of Joint Filer to    10% Owner; Director
Issuer:

Issuer Name and Ticker or         Dun & Bradstreet Holdings, Inc. [DNB]
Trading Symbol:

Date of Earliest Transaction      July 13, 2022
Required to be Reported:

Designated Filer:                 Cannae Holdings, Inc.

Signature:

Cannae Holdings, Inc.

/s/ Michael L. Gravelle
----------------------------------------------------------
Name:  Michael L. Gravelle
Title: Executive Vice President, General Counsel and Corporate Secretary
Date:  July 15, 2022

                                                                   Exhibit 99.1

                           Joint Filer Information

Name of Joint Filer:              Cannae Holdings, LLC

Address of Joint Filer:           c/o Cannae Holdings, Inc.
                                  1701 Village Center Circle
                                  Las Vegas, NV 89134

Relationship of Joint Filer       10% Owner; Director
to Issuer:

Issuer Name and Ticker or         Dun & Bradstreet Holdings, Inc. [DNB]
Trading Symbol:

Date of Earliest Transaction      July 13, 2022
Required to be Reported:

Designated Filer:                 Cannae Holdings, Inc.

Signature:

Cannae Holdings, LLC

/s/ Michael L. Gravelle
----------------------------------------------------------
Name:  Michael L. Gravelle
Title: Managing Director, General Counsel and Corporate Secretary
Date:  July 15, 2022

                                                                   Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:              DNB Holdco, LLC

Address of Joint Filer:           c/o Cannae Holdings, Inc.
                                  1701 Village Center Circle
                                  Las Vegas, NV

Relationship of Joint Filer to    10% Owner; Director
Issuer:

Issuer Name and Ticker or         Dun & Bradstreet Holdings, Inc. [DNB]
Trading Symbol:

Date of Earliest Transaction      July 13, 2022
Required to be Reported:

Designated Filer:                 Cannae Holdings, Inc.

Signature:

DNB Holdco, LLC

/s/ Michael L. Gravelle
----------------------------------------------------------
Name:  Michael L. Gravelle
Title: Executive Vice President and General Counsel
Date:  July 15, 2022